Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert L. R. Munden, Executive Vice President, Chief Financial Officer, and General Counsel and Secretary of Harte Hanks, Inc. (the “Company”), hereby certify that the accompanying report on Form 10-Q for the quarter ended March 31, 2017 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of those sections.

I further certify that, based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 17, 2017	/s/ Robert L. R. Munden
Date	Robert L. R. Munden
Executive Vice President, Chief Financial Officer,
and General Counsel and Secretary

Note:  This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.